Exhibit 99.2

Premier Devices, Inc.

Interim Financial Statements

PREMIER DEVICES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(In thousands, except share and per share data)

March 31, 2006
(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$2,089
Accounts receivable - net	5,873
Inventory - net	9,599
Notes receivable	388
Other current assets	376
Deferred income tax - current	24

Total Current Assets	18,349
Property, Equipment and Software - Net	5,009

Other Assets:
Deferred income tax - noncurrent	122
Deposits	50

Total Other Assets	172

Total Assets	$23,530

LIABILITIES AND SHAREHOLDER’S EQUITY
Current Liabilities:
Accounts payable	$4,772
Accrued expenses and other	1,884
Notes payable	343
Capital lease payable - current	271
Income tax payable	2,150

Total Current Liabilities	9,420

Long-term Liabilities:
Capital lease payable - noncurrent	508
Pension reserve	1,731

Total Long-term Liabilities	2,239

Total Liabilities	11,659

Shareholder’s Equity:
Common stock, $1 par value:
Authorized shares - 10,000,000
Issued and outstanding shares - 1,561,000	1,561
Retained earnings	10,105
Cumulative translation adjustment	205

Total Shareholder’s Equity	11,871

Total Liabilities and Shareholder’s Equity	$23,530

The accompanying notes are an integral part of these financial statements.

PREMIER DEVICES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share data)

	THREE MONTHS ENDED MARCH 31,
	2006	2005
	(Unaudited)
Sales - net	$8,675	$9,999
Cost of sales	6,766	6,954

Gross profit	1,909	3,045
Operating expenses	2,613	1,495

Operating income/(loss)	(704)	1,550

Other income/(expenses):
Interest income	5	4
Interest expense	(36)	(53)
Other income	104	34
Loss on disposal of assets	(32)	(2)
Currency exchange gain/(loss)	195	44

Total other income	236	27

Income/(loss) before provision for income taxes	(468)	1,577
Provision for income taxes	587	117

Net income/(loss)	$(1,055)	$1,460

Net income/(loss) per share	$(0.68)	$0.94

Weighted average shares used in calculation of net income/(loss) per share	1,561	1,561

The accompanying notes are an integral part of these financial statements.

PREMIER DEVICES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	THREE MONTHS ENDED MARCH 31,
	2006	2005
	(Unaudited)
Cash Flows from Operating Activities:
Net income/(loss)	$(1,055)	$1,460
Adjustments to reconcile net income/(loss) to net cash used for operating activities:
Depreciation	233	73
Loss on disposal of assets	96	2
Bad debt expense	89	—
Deferred taxes	114	9
Changes in assets and liabilities:
Decrease/(Increase) in accounts receivable	1,695	(2,112)
Decrease/(Increase) in receivable from related party	18	(149)
Increase in inventory	(1,801)	(1,364)
(Increase) in prepaid expenses	(64)	(65)
Decrease/(Increase) in other current assets	119	(7)
Increase in accounts payable	1,621	1,364
Increase/(Decrease) in accrued expenses	(1,147)	533
Increase/(Decrease) in pension reserve	89	(36)
Increase in income tax payable	503	91
Increase/(Decrease) in other payable - related party	(753)	105
Decrease in other payable	(76)	(256)

Net Cash Used for Operating Activities	(319)	(352)
Cash Flows from Investing Activities:
Purchases of property, equipment and software	(1,954)	(316)

Net Cash Used for Investing Activities	(1,954)	(316)
Cash Flows from Financing Activities:
Proceeds from notes	157	—
Payments of notes	(78)	—
Borrowings on capital leases	225	125
Capital lease payments	(143)	(21)

Net Cash Provided by Financing Activities	161	104
Effect of exchange rates on cash	137	(36)

Net Decrease in Cash and Cash Equivalents	(1,975)	(600)
Cash and Cash Equivalents - Beginning of Period	4,064	3,077

Cash and Cash Equivalents - End of Period	$2,089	$2,477

Supplemental Disclosures of Cash Flow Information:
Cash paid during the period for:
Income taxes	$11	$16

Interest	$21	$14

The accompanying notes are an integral part of these financial statements.

PREMIER DEVICES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2006 AND 2005

1.	ORGANIZATION AND NATURE OF BUSINESS

Premier Devices, Inc. (the Company) was incorporated under the laws of the State of California on September 30, 1999. The Company designs and produces broadband communication product solutions which support a wide array of applications—including cellular telephones and networks, mobile data applications, wireless local loop, broadband/CATV, wireless local area networks, satellite communications, vehicle sensors, navigation, and radar. The Company’s standard product line includes Transformers, Splitters, Couplers, Mixers, Amplifiers, Oscillators, and Circulators. The Company has design and production centers in San Jose, California; Shanghai, China; and Nuermberg, Germany.

The Company is fully owned by Mr. Phil Liao. The Company has a wholly owned subsidiary in China, Premier Devices Inc. Shanghai (PDS). The Company also wholly owns another subsidiary in Germany, Premier Devices Germany GmbH (PDG), through a Germany holding company, Premier Devices Germany Holding GmbH (PDGH).

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The Company uses the accrual method of accounting for financial statements and income tax purposes.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All significant inter-company balances and transactions have been eliminated in consolidation.

Revenue Recognition

The Company recognizes revenue from product sales when units are shipped. Drop-ship sales are not recognized as revenue until products are directly shipped to the customers.

Cash Equivalents

Cash equivalents are short-term, highly liquid investments that are readily convertible to known amounts of cash, and so near their maturity that they present insignificant risk of changes in interest rates. The Company considers all money market funds and highly liquid financial instruments purchased with original maturities of three months or shorter at investment date to be cash equivalents.

PREMIER DEVICES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2006 AND 2005

Inventory

The Company values its inventory at lower of cost or market, cost being determined using moving average. Inventory consisted of raw material, work-in-progress, and finished goods. Costs include direct material costs, direct production costs as well as production overheads. Overheads are allocated according to the absorption costing principle.

Property, Equipment and Software

Property, equipment and software are stated at cost. Additions and betterments are capitalized to the property accounts, while maintenance and repairs, which do not enhance the useful lives of the assets, are expensed as incurred. Depreciation is computed using the straight-line method with estimated useful lives of 1 to 14 years. If unusual circumstances indicate that the fair value of the asset is below its recorded amount of carrying value, assets are subject to a write-down to reflect an impairment of value.

Management Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements and accompanying notes. Actual results could differ from those estimates and assumptions.

Concentration of Credit Risk

The management of the Company extends credit, based on the evaluation of each customer’s financial condition, and generally requires no collateral from its customers. Credit losses, if any, have been provided for in the financial statements and have been generally within management’s expectation.

Research and Development

Expenditures for research activities relating to product development are charged to expenses as incurred. The expenditures consist primarily of professional consulting services, design and development activities, and costs of engineering materials and supplies. Such expenditures amounted to $448,000 for the quarter ended March 31, 2006 and $429,000 for the quarter ended March 31, 2005.

Major Suppliers and Customers

For the quarter ended March 31, 2006, approximately 76% of the Company’s revenue was from five major customers. For the quarter ended March 31, 2005, approximately 74% of the Company’s revenue was from four major customers. The Company had no major suppliers for the quarters ended March 31, 2006 and 2005.

PREMIER DEVICES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2006 AND 2005

Net Income/(Loss) Per Share

The computation of net income/(loss) per share is based on the weighted average number of shares of common stock outstanding during the quarters ended March 31, 2006 and March 31, 2005, respectively.

Foreign Currency Adjustment

The financial position and results of operations of the Company’s foreign subsidiaries are measured using the foreign subsidiaries’ local currency as the functional currency. Revenues and expenses have been translated into U.S. dollars at average exchange rates prevailing during the year. Assets and liabilities have been translated at the rates of exchange on the balance sheet date. The resulting translation gains and losses are recorded directly as a separate component of shareholder’s equity. Foreign currency translation resulted in a gain/(loss) of $160,000 and $(56,000) for the quarters ended March 31, 2006 and March 31, 2005, respectively.

Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations when incurred. Foreign currency transactions resulted in a gain of $195,000 and $44,000 for the quarters ended March 31, 2006 and March 31, 2005, respectively.

Comprehensive Income/(Loss)

Comprehensive income/(loss) is comprised of net income and other comprehensive income/(loss). Other comprehensive income/(loss) includes certain changes in equity that are excluded from net income/(loss), such as, translation adjustments, unrealized holding gains and losses on available-for-sale marketable securities and certain derivative instruments. For the quarter ended March 31, 2006 and 2005, the only components in the comprehensive income/(loss) are the net income/(loss) and translation adjustments.

3.	CASH AND CASH EQUIVALENTS

Cash and cash equivalents consisted of the following in thousands as of March 31, 2006 and March 31, 2005:

	2006	2005
Petty Cash	$7	$12
Checking	1,618	2,451
Money Market	464	14

Total cash and cash equivalents	$2,089	$2,477

PREMIER DEVICES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2006 AND 2005

The Company maintains its cash balances at the banks within the United States of America as well as in foreign countries where its subsidiaries conduct business. The funds in the US are FDIC insured up to $100,000 per bank. As of March 31, 2006 and 2005, the account balance in the US exceeded the federal depository insurance limit by $681,000 and $286,000, respectively. The subsidiaries’ funds in Germany and China totaled $1,981,000 and $1,375,000 as of March 31, 2006 and 2005, respectively, of which, $101,000 was pledged to the bank as a security for vendor payment guarantee as of March 31, 2005. The difference between the bank balance and the book balance is due to reconciling items such as outstanding checks and deposit in transit.

4.	ACCOUNTS RECEIVABLE

At March 31, 2006 and March 31, 2005, the accounts receivable balance in thousands were as follows:

	2006	2005
Accounts receivable	$7,344	$6,457
Less: Allowance for doubtful accounts	(1,471)	(95)

Accounts receivable – net	$5,873	$6,362

The Company estimated its allowance for loss on receivable based on a review of the existing receivables, past collection experience and management’s evaluation of economic conditions. It is reasonably possible that the Company’s estimate of the allowance for doubtful accounts could differ from the actual losses. Total bad debt expense amounted to $89,000 and zero for the quarters ended March 31, 2006 and 2005.

5.	INVENTORY

Inventory in thousands consisted of the following as of March 31, 2006 and 2005:

	2006	2005
Raw materials	$5,304	$2,227
Work-in-progress	1,212	1,861
Finished goods	4,170	3,326
Production supplies	80	20

Subtotal	10,766	7,434
Less: Reserve for obsolescence	(1,167)	(1,116)

Inventory – net	$9,599	$6,318

PREMIER DEVICES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2006 AND 2005

6.	PROPERTY, EQUIPMENT AND SOFTWARE

Property, equipment and software consisted of the following as of March 31, 2006 and 2005:

	2006	2005
Furniture and equipment	$4,899	$910
Leasehold improvements	227	220
Motor vehicles	89	96
Computer software and licenses	1,262	1,016

Total property, equipment and software	6,477	2,242
Less: accumulated depreciation	(1,468)	(676)

Total Property, Equipment and Software – Net	$5,009	$1,566

Depreciation expenses for the quarters ended March 31, 2006 and 2005 were $233,000 and $73,000, respectively.

7.	NOTES RECEIVABLE AND PAYABLE

Notes receivable represent PDS’ trade receivable payment received in bank acceptance notes, which were discounted to local banks for earlier collection, resulting in corresponding notes payable.

8.	ACCRUED EXPENSES

Accrued expenses consisted of the following in thousands as of March 31, 2006 and 2005:

	2006	2005
Employee compensation	$992	$1,002
Payroll taxes	95	276
Professional fees	239	—
Value added taxes	120	—
Foreign currency hedging	32	—
Warranty	—	104
Rent	—	70
Others	406	406

Total Accrued Expenses	$1,884	$1,858

PREMIER DEVICES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2006 AND 2005

9.	LEASE COMMITMENTS

Operating Lease

The Company leases its operating and office facilities in the US for various terms under long-term, non-cancelable operating lease agreements. Rental expense for the US facilities were $39,000 and $58,000 for the quarters ended March 31, 2006 and 2005, respectively.

Future minimum lease payments in thousands for the leases are as follows:

Year	Amount
2006	$90
2007	123
2008	127
2009	11

Total	$351

The Shanghai Subsidiary has several non-cancelable operating leases primarily for the office building and plant, which expires over the following two years. Rental expense for the operating leases were $25,000 and $8,000 for the quarter ended March 31, 2006 and 2005, respectively.

Future minimum lease payments in thousands for these leases are as follows:

Year	Amount
2006	$68
2007	66

Total	$134

The Germany subsidiary’s facility is on an operating lease with no expiration date. Either lessor or lessee may give the other party quarter notice to terminate the lease. Rental expense incurred were $108,000 and $111,000 for the quarters ended March 31, 2006 and 2005, respectively. There are also several operating leases for the business vehicles and a copier expiring on December 2007, January 2009 and March 2011.

PREMIER DEVICES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2006 AND 2005

Future minimum lease payments in thousands for these leases are as follows:

Year	Amount
2006	$22
2007	31
2008	13
2009	7
2010	7
2011	2

Total	$82

Capital Lease

The Company leases its office furniture, computer system, manufacturing equipment, and motor vehicle under capital leases. The cost of equipment under capital leases is included in the balance sheets as property and equipment and were $559,000 and $408,000 at March 31, 2006 and 2005. Accumulated depreciation of the leased property at March 31, 2006 and 2005 were approximately $195,000 and $86,000, respectively. Depreciation of assets under capital leases is included in depreciation expense.

Future minimum lease payments in thousands for capital leases are as follows:

Year	Amount
2006	$190
2007	206
2008	81
2009	13

Total	490
Less: Interest portion	(49)

Net minimum lease payments	$441

The Shanghai subsidiary leases certain machinery and equipment under capital lease agreements that expire at various dates over the next three years. The cost of equipment under capital leases is included in the balance sheet as property and equipment and was $417,000 at March 31, 2006.

PREMIER DEVICES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2006 AND 2005

Future minimum lease payments in thousands for capital leases are as follows:

Year	Amount
2006	$110
2007	149
2008	125

Total	384
Less: Interest	(46)

Net minimum lease payments	$338

10.	RELATED PARTY TRANSACTIONS

THE NAMES AND RELATIONSHIPS OF RELATED PARTIES ARE AS FOLLOWS:

Name of Related Parties	Relationship with the Company

Mr. Phil Liao	Sole shareholder

Shanghai Premier Industry Co., Ltd (Yuantong)	100% owned by the sole shareholder indirectly

Shanghai Jin Da Electronics Co., Ltd (Jin Da SH)	affiliated entity

Jin Da Electronics Inc. (Jin Da)	100% owned by the sole shareholder

Shanghai Tianheng Investment Consulting Co., Ltd (“Tianheng”)	100% owned by the sole shareholder

Tianxun Electronics (Shanghai) Co., Ltd (Tianxun)	100% owned by the sole shareholder

As of March 31, 2005, payable to Tianheng totaled $27,000, payable to Tianxun totaled $44,000, and receivable from Jin Da totaled $44,000.

As of March 31, 2005, receivable from and payable to Jin Da SH totaled $18,000 and $366,000, respectively.

As of March 31, 2005, receivable from and payable to Yuantong totaled $171,000 and $286,000, respectively.

11.	PROVISION FOR INCOME TAXES

The Company accounts for its income taxes under the asset and liability approach whereby the expected future tax consequences of temporary differences between the book and tax basis of assets and liabilities are recognized as deferred tax assets and liabilities. Applicable federal and state corporate income tax rates have been applied in the calculation of the deferred tax assets and liabilities. A valuation allowance is established for any deferred tax assets for which realization is uncertain and it is mainly associated with the net operating loss and tax credits carry forward in the U.S. taxation.

PREMIER DEVICES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2006 AND 2005

The components of the Company’s deferred income taxes consisted of the following as of March 31, 2006 and 2005:

	2006	2005
Current:
Accrued expenses	$40	$60
Bad debt allowance	27	1
Inventory reserve	124	51
Sales return reserve	273	—
Foreign currency hedging	13	—
Depreciation	(18)	(18)
Inventory capitalization	41	24
Valuation allowance	(476)	(68)

Net deferred tax assets – Current	$24	$50

Non-current:
Pension reserve	$122	$132
Research credit	63	79
Net operating loss carryforward	240	387
Depreciation	(79)	(101)
State deferred tax	(36)	(20)
Valuation allowance	(188)	(367)

Net deferred tax assets – Non-current	$122	$110

The provision for income tax consist of the following:

	2006	2005
Foreign taxes	$466	$117
Deferred income taxes	121	—

Total provision income tax	$587	$117

As of March 31, 2006, in the US the Company had federal net operating loss of approximately $705,000 to be carried over to offset future federal income for income tax purposes. As of March 31, 2005, the Company had net operating loss of approximately $1,090,000 and $191,000 to be carried over to offset future federal and state income for income tax purposes, respectively. The federal net operating loss will expire in year 2023. The California loss will expire 2013. However, the use of these losses may be severely limited in case of an over 50% ownership change as pursuant to IRC Section 382. As of March 31, 2006, no ownership change as defined by IRC Section 382 has occurred.

PREMIER DEVICES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2006 AND 2005

In addition, as of March 31, 2006, the Company has approximately $48,000 and $16,000 in research and development tax credits available to offset future income tax for federal and California income tax purposes, respectively. As of March 31, 2005, the Company has approximately $48,000 and $32,000 in research and development tax credits available to offset future income tax for federal and California income tax purposes, respectively. Federal research credit will expire in 2021 and California credit may be carried over until fully utilized. Similarly, the use of these credits may be limited due to ownership change.

The Company has made no provision for U.S. income taxes on approximately $12 millions and $12.5 millions of cumulative undistributed earnings of foreign subsidiaries through March 31, 2006 and 2005, respectively, as it is the Company’s intention to permanently reinvest such earnings. If such earnings were distributed, the Company would accrue additional income tax expense of approximately $6 millions.

12.	PENSION PLANS

The Company established a 401(k) retirement plan for the US employees. Employees that have completed three months of employment are eligible to participate in the plan. Employees can contribute up to 20% of their salary not to exceed the maximum amount allowed by the tax laws. There is no employer contribution required and no contribution was made for the quarters ended March 31, 2006 and 2005.

The Germany subsidiary has a defined benefit pension plan covering substantially all of its employees. The benefits are based on years of service and the employee’s compensation during the five years before retirement. A pension reserve in the amount of $1,731,000 was accrued at March 31, 2006. The reserve amount is based on an actuarial expert’s opinion, who made his calculation using a weighted average assumed discount rate of 4.5%, annual return on plan assets of 4.5%, compensation increase rate of 2.5%, escalation of benefits in payments of 1.5%, and the Heubeck 1998/G2005 mortality tables which are acceptable under Germany pension regulations.

13.	CONTINGENT LIABILITIES

Due to a series of transactions that the Company entered into during 2004 and 2005 in the restructuring effort, the Company may have incurred additional income tax liabilities. The management is in the process of evaluating the likelihood that these liabilities would be assessed as well as the amount of such liabilities. As of the date of the report, the amount of such contingent liabilities is not determined.

14.	SUBSEQUENT EVENT

On April 3, 2006, Phillip and Yeechin Liao, the sole shareholders of PDI, sold all of their interest in the Company to Sirenza Microdevices Inc. (“Sirenza”), a NASDAQ listed company, through a forward triangular merger making the Company a fully owned subsidiary of Sirenza.